Exhibit 99.2
Global.Connected. Sustainable. 3Q22 FINANCIAL RESULTSOCTOBER 2022

4,000+Customers188,000+Cross connects50+Metros300+Data Centers A global platform supporting our customers’ data center requirementsCapacityHostwhat you need, howyouneedCoverageDeploywhereyouneedConnectivityConnecthowyouneed towhomyouneedControlImplement andoperate the way you need Note: As of September30, 2022. Includes Investments in unconsolidated entities; excludes Teraco.23Q22 Financial Results

Sustainability Focus and Performance
Delivering Sustainable Growth for All Stakeholders





Environmental

1st in GRESB
In the U.S. Technology & Science sector for the second consecutive year

1GW-IT
Buildings certified under sustainable building standards

910MW
Nameplate capacity of contracted new renewables

64%
Of our global energy use is renewable energy (1)

Social

Funded philanthropic organizations to support Ukrainian refugees, those displaced within Ukraine, and the growing humanitarian crisis

Published EEO-1 report, providing transparency on the racial and gender composition of the U.S. workforce

Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; established five employee resource groups; signed CEO Action Pledge for Diversity; co-chair of Nareit's diversity initiative

Governance

2022 Appointed Mary Hogan Preusse as Chairman of the Board, which aligns with Digital Realty's commitment to strong governance and refreshes Board leadership to balance fresh thinking with experience and continuity

2021 Formalized oversight of ESG by the Nominating & Corporate Governance Committee; Signatory to the UN Global Compact

2020 Enhanced Board diversity with the addition of three new Directors

2019
2018 Established proxy access for shareholders and provided shareholders the ability to propose amendments to the bylaws

Note: As of September 30, 2022.
1. Percent of US owned and managed portfolio by kW.

DIGITAL REALTY
3Q22 Financial Results 3

3Q22Financial Results 3Q22 Financial Results4

Digital Transformation Driving Steady Demand

Global Full-Product Spectrum Provides Broadest Solutions

- *Record leasing driven by >1 MW segment*



HISTORICAL BOOKINGS
ANNUALIZED GAAP BASE RENT
$ in millions
$150
$100
$50
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

3Q22 BOOKINGS

0-1 MW	INTERCONNECTION	>1 MW	OTHER[1]	TOTAL BOOKINGS
$29.2 mm	$13.0 mm	$118.0 mm	$15.9 mm	$176.1 mm

DIGITAL REALTY

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. "Interconnection" is unchanged. Bookings exclude Teraco.

1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities..

3Q22 Financial Results 5

Connected Data Communities
Record Interconnection Revenue

103
new logos

$42 million
total 3Q bookings from
0-1 MW + Interconnection

45%
of 0-1 MW + Interconnection bookings
were outside the Americas


Defense Contractor


Luxury Jewelry Retailer


Insurance Provider


Pharmacy

DIGITAL REALTY
Note: As of September 30, 2022. Figures exclude Teraco

3Q22 Financial Results 6

Top-Line Step Function

Record Leasing Drives Record Backlog

- *25% of backlog will commence in 4Q22*
- *45% of backlog will commence in 2023*

BACKLOG ROLL-FORWARD (1)
$ in millions



$393M
$351M
$163M
$153M
$90M
$79M
$466M
$424M
2Q22 Backlog
Signed
Commenced
3Q22 Backlog

COMMENCEMENT TIMING (2)
$ in millions



$117M
$107M
$204M
$173M
$146M
$144M
$466M
$424M
2022
2023
2024+
3Q22 Backlog

Digital Realty Backlog   Unconsolidated Joint Venture Backlog

Note: Totals may not add up due to rounding. Figures exclude Teraco.
1. Amounts shown represent GAAP annualized base rent from leases signed.
2. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary.

DIGITAL REALTY

3Q22 Financial Results 7

Improving Pricing Environment

2022E Renewal Spreads Remain Slightly Positive

- *Consistent growth in 0-1MW segment*

3Q22 RE-LEASING SPREADS

0-1 MW	> 1 MW	OTHER (1)	TOTAL
RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE
3.1% CASH / 4.0% GAAP	(8.8)% CASH / (2.2)% GAAP	3.6% CASH / 13.3% GAAP	(0.5)% CASH / 2.3% GAAP
Signed renewal leases representing **$110 million** of annualized GAAP rental revenue	Signed renewal leases representing **$43 million** of annualized GAAP rental revenue	Signed renewal leases representing **$2 million** of annualized GAAP rental revenue	Signed renewal leases representing **$156 million** of annualized GAAP rental revenue

Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Figures exclude Teraco.

1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.

DIGITAL REALTY

3Q22 Financial Results 8

Economic Risk Mitigation StrategiesStrong Dollar WeighsUSDAUDGBPEUROZARHKDSGDJPY <1% 5% 21% 2% <1% 6% 2%SEK <1%DKK <1%CHF 1% <1% <1%HRKKES 56% 56% <1% 5% 21% < 1% 6% 2% 1% < 1% < 1% 1% < 1% < 1% 2% 2022E$6.73 / Sh1.0%SOFR+/-100 bps0.1%GBP+/-10%2.0%EUR+/-10%CORE FFO/SHARE EXPOSURE (2)EXPOSURE BY REVENUE (1)Note: Totals may not add up due to rounding. 1. As of September 30, 2022. Includes Digital Realty’s share of revenue from unconsolidated joint ventures and 100% of Teraco.2. Core FFO and NOI are a non-GAAP financial measures. For definitions of Core FFO and NOI reconciliations to their nearest GAAP equivalent, see the Appendix. 9U.S. DOLLAR INDEX 859095100105110 115 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-223Q22 Financial Results <1%BRL 3% 1%CADMZN 3% < 1%•Local operations funded in local currencies act as a natural hedge

Constant-Currency Analysis

Double-Digit Top-Line Growth

- *CC same capital data center revenue growth turns positive*
- *Demonstrates improving organic trajectory*



As Reported
Constant Currency
5.2%
11.2%
3Q22 / 3Q21
Revenue Growth
(5.0%)
0.1%
3Q22 / 3Q21
Same Capital Data
Center Revenue Growth (1)
(7.2%)
(2.4%)
3Q22 / 3Q21
Same Capital Cash NOI
Growth (2)
5.6%
10.3%
FY22E / FY21
Revenue Growth (3)
3.0%
6.8%
FY22E / FY21
Core FFO per Share
Growth (3)

Note: Constant-Currency, same-capital (stabilized) cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix. Figures exclude Teraco.

1. Data Center Revenue is total revenue less tenant reimbursements.
2. Net income for the quarter ended September 30, 2022 was $239 million. Net income for the quarter ended September 30, 2021 was $137 million.
3. The lighter shaded portions represent guidance ranges for Revenue, Constant-Currency Revenue, Core FFO per share and Constant-Currency Core FFO per share. The midpoints of 2022 Revenue and Constant-Currency Revenue guidance represent 5.6% and 10.3% growth over 2021, respectively. The midpoints of 2022 Core FFO and Constant-Currency Core FFO guidance represent 3.1% and 6.7% growth over 2021, respectively.

DIGITAL REALTY
3Q22 Financial Results 10

2022 Quarterly Cadence

Backlog Supportive Though Interest and FX Weigh

- *Higher NOI growth offsets higher interest expense and stiff FX headwinds*

2022E CORE FFO PER SHARE



1Q22
2Q22
3Q22
NOI
Interest
FX
4Q22

Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix.

DIGITAL REALTY

3Q22 Financial Results 11

Committed to Conservative Capital Structure

Diverse Menu Options, Minimizing Cost

- *Drew $400M of equity forward, leaving $540M outstanding*
- *Fully funded capital plan through 2023*



Net Debt to Adjusted EBITDA (1)
6.7x
(0.3x)
6.4x
20%
Floating Rate Debt (3)
17%
Floating Rate Debt (3)
3Q22 Reported
Pro Forma Adjustments (3)
3Q22 As Adjusted (3)



Fixed Charge Coverage Ratio (2)
5.5x
0.2x
5.7x
3Q22 Reported
Pro Forma Adjustments (3)
3Q22 As Adjusted (3)

Note: Figures include Teraco.
1. Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including Joint Venture share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by four.
2. Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges (including our pro rata share of unconsolidated joint venture fixed charges).
3. Pro forma for the full physical settlement of the outstanding amount under the September 2021 forward equity sales agreements and assuming proceeds are used to pay down global revolving credit facility.

DIGITAL REALTY
3Q22 Financial Results 12

Matching the Duration of Assets and Liabilities

Modest Near-Term Maturities, Well-Laddered Debt Schedule

DEBT MATURITY SCHEDULE AS OF September 30, 2022 (1)(2)
(U.S. $ in billions)



5.4 YEARS Weighted Avg. Maturity (1)(2)
2.4 % Weighted Avg. Coupon (1)(3)
$0.3
$0.1
$0.9
$1.7
$2.0
$3.4
$1.9
$1.6
$1.4
$1.5
$1.5
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032 +
Pro Rata Share of JV Debt
Secured Mortgage Debt
Unsecured Senior Notes - USD
Unsecured Senior Notes - GBP
Unsecured Senior Notes - EUR
Unsecured Senior Notes - CHF
Other Unsecured Debt
Unsecured Green Senior Notes - CHF
Unsecured Green Senior Notes - EUR
Euro Term Loan
Unsecured Credit Facilities
Pro Forma Payoffs

DEBT PROFILE



97% Unsecured
Unsecured
Secured
80% Fixed
Fixed (3)
Floating
73% Non-USD
Euro
USD
GBP
Other

Note: As of September 30, 2022.

1. Includes Digital Realty's pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the full physical settlement of the outstanding amount under the September 2021 forward equity sales agreements and assuming proceeds are used to pay down global revolving credit facility.
2. Assumes exercise of extension options.
3. Includes impact of cross-currency swaps.

DIGITAL REALTY

3Q22 Financial Results 13

Q&A Global.Connected. Sustainable. 3Q22 Financial Results14

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth

SUCCESSFUL 3Q22 INITIATIVES

1. **Strengthening Connections with Customers**
   Booked $176 million of new business and landed 103 new logos
2. **Enhancing our Global Platform**
   Closed Teraco Investment on August 1st
3. **Executing on Core Operations**
   Driving the turn in same capital data center revenue growth
4. **Navigating Volatile Capital Markets**
   Raised $2 billion of capital since 2Q earnings report

DIGITAL REALTY
3Q22 Financial Results 15

Appendix 3Q22 Financial Results16

Appendix
Management Statements on Non-GAAP Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds From Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs' FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (Core FFO):

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs' NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Same–Capital NOI:

Same-Capital NOI represents buildings owned as of December 31, 2020 with less than 5% of total rentable square feet under development. Excludes buildings that were undergoing, or were expected to undergo, development activities in 2021-2022, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented. Prior period numbers adjusted to reflect current same-capital pool.

Constant-Currency Core Funds from Operations:

We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.

DIGITAL REALTY

3Q22 Financial Results 17

Appendix
Forward-Looking Statements

This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; expected physical settlement of the forward sale agreements and use of proceeds from any such settlements; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2022 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center space; decreased rental rates, increased operating costs or increased vacancy rates; the impact on our or our customers', suppliers' or business partners' operations during a pandemic, such as COVID-19; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions, including impacts of inflation; global supply chain or procurement disruptions, or increased supply chain costs; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.'s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.'s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2021, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners.

DIGITAL REALTY

3Q22 Financial Results 18

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended	
	September 30, 2022	September 30, 2021
Net income available to common stockholders	$ 226,894	$ 124,094
Adjustments:		
Noncontrolling interests in operating partnership	5,400	3,000
Real estate related depreciation and amortization (1)	381,425	362,729
Depreciation related to non-controlling interests	(8,254)	-
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	30,831	21,293
(Gain) on real estate transactions	(173,990)	(63,798)
Impairment of investments in real estate	-	-
FFO available to common stockholders and unitholders	$ 462,306	$ 447,317
Basic FFO per share and unit	$ 1.58	$ 1.54
Diluted FFO per share and unit	$ 1.55	$ 1.54
Weighted average common stock and units outstanding		
Basic	292,536	289,542
Diluted	302,258	290,228
(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	388,704	369,035
Non-real estate depreciation	(7,279)	(6,307)
	$ 381,425	$ 362,729

	Three Months Ended	
	September 30, 2022	September 30, 2021
FFO available to common stockholders and unitholders -- basic and diluted	$ 462,306	$ 447,317
Weighted average common stock and units outstanding	292,536	289,542
Add: Effect of dilutive securities	294	686
Weighted average common stock and units outstanding -- diluted	292,830	290,228

	Three Months Ended	
	September 30, 2022	September 30, 2022
Total operating revenues	1,192,083	1,133,136
less:		
Proforma disposition adjustment	(1,610)	(30,292)
plus:		
Constant currency adjustment	67,855	-
Total operating revenues (as adjusted)	1,258,328	1,102,844

DIGITAL REALTY

3Q22 Financial Results 19

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Net income available to common stockholders	$ 226,894	$ 124,094
Adjustments:		
Noncontrolling interests in operating partnership	5,400	3,000
Real estate related depreciation and amortization (1)	381,425	362,729
Depreciation related to non-controlling interests	(8,254)	-
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	30,831	21,293
(Gain) on real estate transactions	(173,990)	(63,798)
Impairment of investments in real estate	-	-
FFO available to common stockholders and unitholders	$ 462,306	$ 447,317
Basic FFO per share and unit	$ 1.58	$ 1.54
Diluted FFO per share and unit	$ 1.55	$ 1.54
Weighted average common stock and units outstanding		
Basic	292,536	289,542
Diluted	302,258	290,228

(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	388,704	369,035
Non-real estate depreciation	(7,279)	(6,307)
	$ 381,425	$ 362,729

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
FFO available to common stockholders and unitholders -- basic and diluted	$ 462,306	$ 447,317
Weighted average common stock and units outstanding	292,536	289,542
Add: Effect of dilutive securities	294	686
Weighted average common stock and units outstanding -- diluted	292,830	290,228

DIGITAL REALTY

Note: Reconciliations for additional periods can be found in the 1Q22 Supplemental and 2Q22 Supplemental, which are available on our website.

3Q22 Financial Results 20

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent3Q22 Financial Results21 September 30, 2022September 30, 2021June 30, 2022June 30, 2021March 31, 2022March 31, 2021 FFO available to common stockholders and unitholders -- diluted462,306$ 447,317$ $ 451,952  $ 514,693 465,412$ 432,360$ Other non-core revenue adjustments(1,818) (18,066) 456  (11,122)13,916 (59) Transaction and integration expenses25,862 13,804 13,586  7,075 11,968 14,210 Loss from early extinguishment of debt- - -  - 51,135 18,347 Gain on redemption of preferred stock- - -  (18,000)--(Gain) / Loss on FX revaluation(1,120) 33,773 29,539  (51,649)(67,676) 34,072 Severance accrual and equity acceleration1,655 1,377 3,786  2,536 2,077 2,427 Other non-core expense adjustments1,046 1,004 70  2,298 7,657 (19,239) CFFO available to common stockholders and unitholders -- diluted487,931$ 479,209$ $ 499,388  $ 445,831 484,490$ 482,027$ Diluted CFFO per share and unit1.67$ 1.65$ $ 1.72  $ 1.54 1.67$ 1.67$ Three Months Ended Three Months Ended Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited)

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended	
	September 30, 2022	**September 30, 2021**
Net income available to common stockholders	$ 226,894	$ 124,094
Interest	76,502	71,417
Loss from early extinguishment of debt	-	-
Income tax expense (benefit)	19,576	13,709
Depreciation and amortization	388,704	369,035
EBITDA	711,676	578,255
Unconsolidated JV real estate related depreciation & amortization	30,831	21,293
Unconsolidated JV interest expense and tax expense	11,948	11,008
Severance accrual and equity acceleration	1,655	1,377
Transaction and integration expenses	25,862	13,804
(Gain) / loss on sale of investments	(173,990)	635
Impairment of investments in real estate	-	-
Other non-core adjustments, net	(94)	(28,745)
Noncontrolling interests	1,716	2,266
Preferred stock dividends, including undeclared dividends	10,181	10,181
(Gain) on redemption of preferred stock	-	-
Adjusted EBITDA	$ 619,786	$ 610,074

DIGITAL REALTY

3Q22 Financial Results 22

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent3Q22 Financial Results23 September 30, 2022September 30, 2021 Rental revenues574,898$ 610,471$ Tenant reimbursements - Utilities174,097 150,048 Tenant reimbursements - Other40,816 45,149 Interconnection and other80,156 78,762 Total Revenue869,966 884,430 Utilities200,737 172,215 Rental property operating150,773 147,636 Property taxes28,144 42,823 Insurance3,354 2,859 Total Expenses383,009 365,533 Net Operating Income486,957$ 518,897$ Less:Stabilized straight-line rent(749)$ (5,396)$ Above and below market rent1,435 (186) Cash Net Operating Income486,271$ 524,479$ Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$	29,139,454
Liquidation value of preferred equity[ii]		755,000
Total debt at balance sheet carrying value		15,758,509
Total Enterprise Value	$	45,652,963
Total debt / total enterprise value		34.5%
Debt-plus-preferred-to-total-enterprise-value		36.2%

(i) Market Value of Common Equity

Common shares outstanding		287,509
Common units outstanding		6,295
Total Shares and Partnership Units		293,804
Stock price as of September 30, 2022	$	99.18
Market value of common equity	$	29,139,454

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 9/30/22
Total debt at balance sheet carrying value	$	15,758,509
Add: DLR share of unconsolidated joint venture debt		794,087
Add: Capital lease obligations, net		283,086
Less: Unrestricted cash		(321,662)
Net Debt as of September 30, 2022	$	16,514,021
Net Debt / LQA Adjusted EBITDA[iii]		6.7x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	226,894
Interest expense		76,502
Taxes		19,576
Depreciation and amortization		388,704
EBITDA		711,676
Unconsolidated JV real estate related depreciation & amortization		30,831
Unconsolidated JV interest expense and tax expense		11,948
Severance accrual and equity acceleration and legal expenses		1,655
Transaction and integration expenses		25,862
(Gain) / loss on sale of investments		(173,990)
Other non-core adjustments, net		(94)
Noncontrolling interests		1,716
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	619,786
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,479,144

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 9/30/22
Total GAAP interest expense (including unconsolidated JV interest expense)	84,574
Add: Capitalized interest	17,304
GAAP interest expense plus capitalized interest	101,878
Debt Service Ratio	6.1x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 9/30/22
GAAP interest expense plus capitalized interest	101,878
Preferred dividends	10,181
Total fixed charges	112,060
Fixed charge ratio	5.5x

Unsecured Debt/Total Debt

	QE 9/30/22
Global unsecured revolving credit facility	2,255,139
Unsecured term loans	729,976
Unsecured senior notes, net of discount	12,281,410
Secured debt, including premiums	491,984
Capital lease obligations, net	283,086
Total debt at balance sheet carrying value	16,041,595
Unsecured Debt / Total Debt	96.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 9/30/22
Total debt at balance sheet carrying value	15,758,509
Less: Unrestricted cash	(321,662)
Capital lease obligations, net	283,086
DLR share of unconsolidated joint venture debt	794,087
Net Debt as of September 30, 2022	16,514,021
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	17,269,021
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	7.0x

Note: For quarter ended September 30, 2022.

DIGITAL REALTY

3Q22 Financial Results 24

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